Exhibit 4.2

CVENT, INC.

VOTING AGREEMENT

July 15, 2011

CVENT, INC.

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made as of July 15, 2011 by and among Cvent, Inc., a Delaware corporation (the “Company”), the persons and entities listed on Exhibit A (each an “Investor Stockholder,” and collectively the “Investor Stockholders”), the persons listed on Exhibit B (each a “Prior Investor Stockholder” and collectively the “Prior Investor Stockholders”) and the persons listed on Exhibit C (each an “Other Stockholder,” and collectively the “Other Stockholders”). The Investor Stockholders, the Prior Investor Stockholders and the Other Stockholders are referred to herein collectively as the “Stockholders” or the “Voting Parties.”

RECITALS

WHEREAS, each Stockholder currently owns that number of shares of the Company’s Common Stock or Preferred Stock indicated beside such Stockholder’s name on Exhibit A, Exhibit B and Exhibit C hereto;

WHEREAS, the Company and certain of the Stockholders are parties to the Series A Preferred Stock Purchase Agreement of even date herewith, by and among the Company and the persons and entities listed on the Schedule of Investors thereto (the “Purchase Agreement”), and it is a condition to the closing of the transactions contemplated in the Purchase Agreement that the Stockholders and the Company execute and deliver this Agreement; and

WHEREAS, the Company’s amended and restated certificate of incorporation (the “Restated Charter”) provides that the holders of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), and Series A Preferred Stock, $0.001 par value per share (the “Preferred Stock”) (voting together as a single class and on an as-converted basis) shall be entitled to elect the Company’s directors.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties therefore agree as follows:

SECTION 1

VOTING

1.1 General. During the term of this Agreement, the Voting Parties each agree to vote all shares of the Company’s voting securities now or hereafter owned by them, whether beneficially or otherwise, or as to which they have voting power (the “Shares”) in accordance with the provisions of this Agreement and on an as-converted-to-Common-Stock basis.

Signature Page to Voting Agreement

SECTION 2

ELECTION OF DIRECTORS

2.1 Voting. During the term of this Agreement, each Voting Party agrees to vote all Shares in whatever manner as may be necessary to ensure that at each annual or special meeting of the Stockholders at which an election of directors is held or pursuant to any written consent of the Stockholders relating to the election of directors, the following individuals shall be elected (and maintained in office) as members of the Company’s board of directors:

(a) two Investor Designees (as defined below);

(b) one Prior Investor Designee (as defined below);

(c) the then-current Chief Executive Officer of the Company (the “CEO”); and

(d) one Other Stockholder Designee (as defined below).

2.2 Designation of Directors. The designees to the Company’s board of directors described above (each a “Designee”) shall be selected as follows:

(a) The “Investor Designees” shall be chosen as follows:

•	The first “Investor Designee” shall be chosen by New Enterprise Associates 13, L.P. (“NEA”); and

•	The second “Investor Designee” shall be chosen by Insight Venture Partners (“Insight”).

(b) The “Prior Investor Designee” shall be chosen as follows:

•

The “Prior Investor Designee” shall be chosen by Sanju Bansal (“Bansal”) for so long as Bansal holds at least five million (5,000,000) Shares. If Bansal no longer holds at least five million (5,000,000) Shares, the “Prior Investor Designee” shall be chosen by Prior Investor Stockholders holding a majority of the Common Stock held by all Prior Investor Stockholders.

(c) The CEO shall be appointed by a majority of the board of directors as set forth in the bylaws of the Company and shall be removable only with the approval of four of the five members of the board of directors (or such lesser number of directors as are then on the board, excluding the CEO).

(d) The “Other Stockholder Designee” shall be chosen as follows:

•

The “Other Stockholder Designee” shall be chosen by Rajeev K. Aggarwal (“Aggarwal”) for so long as Aggarwal holds at least five million (5,000,000) Shares; provided, however, that if Aggarwal is the Company’s then-current CEO, then the “Other Stockholder Designee” shall be chosen by Aggarwal,

Signature Page to Voting Agreement

subject to approval by at least one of the Investor Designees. If Aggarwal no longer holds at least five million (5,000,000) Shares, then the “Other Stockholder Designee” shall be chosen by Other Stockholders holding a majority of the Common Stock held by all Other Stockholders, subject to approval by at least one of the Investor Designees.

2.3 Current Designees. For the purpose of this Agreement, the directors of the Company shall be deemed to include the following Designees as of the date hereof:

(a) The Investor Designees (upon election to the board of directors in connection with the transactions contemplated in the Purchase Agreement): Tony Florence and Jeff Lieberman.

(b) The Prior Investor Designee: Sanju Bansal.

(c) The CEO: Rajeev K. Aggarwal.

(d) The Other Stockholder Designee: initially vacant.

2.4 Changes in Designees. From time to time during the term of this Agreement, Voting Parties who hold sufficient Shares to select a Designee pursuant to this Agreement may, in their sole discretion:

(a) notify the Company in writing of an intention to remove from the Company’s board of directors any incumbent Designee who occupies a board seat for which such Voting Parties are entitled to designate the Designee; or

(b) notify the Company in writing of an intention to select a new Designee for election to a board seat for which such Voting Parties are entitled to designate the Designee (whether to replace a prior Designee or to fill a vacancy in such board seat).

In the event of such an initiation of a removal or selection of a Designee under this section, the Company shall take such reasonable actions as are necessary to facilitate such removals or elections, including, without limitation, soliciting the votes of the appropriate stockholders, and the Voting Parties shall Vote their Shares to cause: (a) the removal from the Company’s board of directors of the Designee or Designees so designated for removal; and (b) the election to the Company’s board of directors of any new Designee or Designees so designated.

2.5 Size of the Board of Directors. During the term of this Agreement, each Voting Party agrees to vote all Shares to maintain the authorized number of members of the board of directors of the Company at five (5) directors.

2.6 No Liability for Election of Recommended Director. None of the parties and no officer, director, stockholder, partner, employee or agent of any party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the board of directors by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

Signature Page to Voting Agreement

SECTION 3

DRAG-ALONG RIGHTS

3.1 Drag-Along Rights. If the Company’s board of directors and Stockholders holding a Supermajority (as such term is defined in the Restated Charter) approve a Change of Control Transaction (as defined below), each of the Stockholders agrees (i) to vote all Shares held by such Stockholder in favor of such Change of Control Transaction, (ii) to sell or exchange all Shares then held by such Stockholder pursuant to the terms and conditions of such Change of Control Transaction, (iii) to execute and deliver all related documentation and take such other action in support of the Change of Control Transaction as shall reasonably be requested by the Company in order to carry out the terms and provisions of this Section 3.1, (iv) not to deposit, and to cause such Stockholder’s affiliates not to deposit, except as provided in this Agreement, any shares held by such Stockholder in a voting trust or subject any such shares to any arrangement or agreement with respect to the voting of such shares, unless specifically requested to do so by the acquiror in connection with the Change of Control Transaction, and (v) refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Change of Control Transaction, subject to the following conditions:

(a) no Stockholder shall be required to make any representation, covenant or warranty in connection with the Change of Control Transaction, other than as to such Stockholder’s ownership and authority to sell, free of liens, claims and encumbrances, the shares of capital stock proposed to be sold by such Stockholder;

(b) no Stockholder shall be required to accept consideration in the Change of Control Transaction other than cash or freely-tradable equity securities registered under the Securities Exchange Act of 1934, as amended, and listed on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market; provided, however, that if the consideration to be paid in exchange for the Shares pursuant to this Section 3 includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares;

(c) the consideration payable with respect to each share in each class or series as a result of such Change of Control Transaction is the same (except for cash payments in lieu of fractional shares) as for each other share in such class or series;

(d) each class and series of capital stock of the Company will be entitled to receive the same form of consideration (and be subject to the same indemnity and escrow provisions) as a result of such Change of Control Transaction;

Signature Page to Voting Agreement

(e) the liability for indemnification, if any, of such Stockholder in such Change of Control Transaction and for the inaccuracy of any representations and warranties made by the Company or its stockholders in connection with such Change of Control Transaction, is several and not joint with any other Stockholder (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any identical representations, warranties and covenants provided by all stockholders), and is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Stockholder in connection with such Change of Control Transaction; and

(f) liability shall be limited to such Stockholder’s applicable share (determined based on the respective proceeds payable to each Stockholder in connection with such Change of Control Transaction in accordance with the provisions of the Restated Charter, as may be amended from time to time) of a negotiated aggregate indemnification amount that applies equally to all Stockholders but that in no event exceeds the amount of consideration otherwise payable to such Stockholder in connection with such Change of Control Transaction, except with respect to claims related to fraud by such Stockholder, the liability for which need not be limited as to such Stockholder.

SECTION 4

TERMINATION

4.1 Termination. This Agreement shall terminate upon the earlier of (i) a Change of Control Transaction; or (ii) the agreement of a Supermajority; provided, however, that the provisions of Section 3 hereof will continue after the closing of any Change of Control Transaction to the extent necessary to enforce the provisions of Section 3 with respect to such Change of Control Transaction. “Change of Control Transaction” means either (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) that results in the voting securities of the Company outstanding immediately prior thereto failing to represent immediately after such transaction or series of transactions (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls such surviving entity) a majority of the total voting power represented by the outstanding voting securities of the Company, such surviving entity or the entity that controls such surviving entity; or (b) a sale, lease or other conveyance of all or substantially all of the assets of the Company.

SECTION 5

ADDITIONAL SHARES

5.1 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities (other than pursuant to a Change of Control Transaction) are issued on, or in exchange for, any of the Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Shares for purposes of this Agreement.

Signature Page to Voting Agreement

SECTION 6

RESTRICTIVE LEGEND

6.1 Restrictive Legend. Each certificate representing any of the Shares subject to this Agreement shall be marked by the Company with a legend reading substantially as follows:

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

SECTION 7

MISCELLANEOUS

7.1 Certain Definitions. Shares “held” by a Voting Party shall mean any Shares directly or indirectly owned (of record or beneficially) by such Voting Party or as to which such Voting Party has voting power. “Vote” shall include any exercise of voting rights whether at an annual or special meeting or by written consent or in any other manner permitted by applicable law. A “majority-in-interest” of either the Investor Stockholders or the Prior Investor Stockholders or the Other Stockholders shall mean the holders of a majority of the Shares then held by such group.

7.2 Additional Stockholders. In the event that after the date of this Agreement, the Company issues shares of common stock, or options to purchase common stock, to any individual, firm, corporation, partnership, association, limited liability company, trust or other entity (each a “Person”), the Company shall, as a condition to such issuance, cause such Person to execute a counterpart signature page hereto as a Stockholder, and such Person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to a Stockholder.

7.3 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to a Voting Party) or otherwise delivered by hand, messenger or courier service addressed:

(a) if to a Voting Party, to the Voting Party’s address, facsimile number or electronic mail address as shown in the exhibits to this Agreement or in the Company’s records, as may be updated in accordance with the provisions hereof, or, until any such Voting Party so furnishes an address, facsimile number or electronic mail address to the Company, then to the address, facsimile number or electronic mail address of the last holder of the relevant Shares for which the Company has contact information in its records; or

(b) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 8180 Greensboro Drive, Suite 900, McLean, VA 22102, or at such other current

Signature Page to Voting Agreement

address as the Company shall have furnished to the Voting Parties, with a copy (which shall not constitute notice) to Mark R. Fitzgerald, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 1700 K Street, NW, Fifth Floor, Washington, DC 20006-8317.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Voting Party consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth in the exhibits to this Agreement (or to any other facsimile number for the Voting Party in the Company’s records), (ii) electronic mail to the electronic mail address set forth in the exhibits to this Agreement (or to any other electronic mail address for the Voting Party in the Company’s records), (iii) posting on an electronic network together with separate notice to the Voting Party of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Voting Party. This consent may be revoked by a Voting Party by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

7.4 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties. The Company shall not permit the transfer of any Shares on its books or issue a new certificate representing any Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Voting Party hereunder.

7.5 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

7.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

7.7 Further Assurances. Each party agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

Signature Page to Voting Agreement

7.8 Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

7.9 Grant of Proxy. Upon the failure of any Stockholder to (a) vote all of such party’s Shares in favor of the election of persons as members of the board of directors determined pursuant to and in accordance with the terms and provisions of Section 2 of this Agreement, (b) fails to vote in accordance with, or fails to take any actions required to be taken pursuant to, Section 3 of this Agreement, or (c) attempts to take any action or to vote (whether by proxy, in person or by written consent) in a manner which is inconsistent with the terms of this Agreement, such Stockholder hereby grants to a person or entity designated by the board of directors a proxy coupled with an interest in all Shares held by such Stockholder, which proxy shall be irrevocable until this Agreement terminates pursuant to its terms or this Section 7.9 is amended to remove such grant of proxy in accordance with Section 7.12 hereof, to vote all such Voting Shares in the manner provided in Section 2 and Section 3 hereof, as applicable. The proxy and power hereby granted, so long as any party hereto is an individual, will survive the death, incompetency or disability of such party or any other individual Stockholder, as the case may be, and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity that is a Stockholder. Each party hereto hereby revokes any and all previous proxies with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 4 hereof, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein, unless approved in advance by the board of directors.

7.10 Not a Voting Trust. This Agreement is not a voting trust governed by Section 218 of the Delaware General Corporation Law and should not be interpreted as such.

7.11 Specific Performance. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

7.12 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by (i) the Company and (ii) Stockholders holding at least 82% of the Shares held by all Stockholders; provided, however, that the right of a party or parties to designate a particular director shall not be amended, waived, discharged or terminated without the

Signature Page to Voting Agreement

approval of such party or the majority-in-interest of such parties, as applicable. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Voting Party that has entered into this Agreement and their respective successors and permitted assigns, whether or not such party, successor or assignee entered into or approved such amendment, waiver, discharge or termination. Each Voting Party acknowledges that by the operation of this paragraph, the Company, the holders of at least 82% of the Shares held by all Stockholders will collectively have the right and power to diminish or eliminate the rights of such Voting Party under this Agreement. The Company shall give prompt written notice of any amendment, waiver, discharge or termination hereunder to any party hereto that did not consent in writing to such amendment, waiver, discharge or termination.

7.13 No Waiver. The failure or delay by a party to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision or prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and will not constitute a waiver of either party’s right to assert any other legal remedy available to it.

7.14 Jurisdiction and Venue. Each of the parties hereby submits and consents irrevocably to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the interpretation and enforcement of the provisions of this Agreement. Each of the parties also agrees that the jurisdiction over the person of such parties and the subject matter of such dispute shall be effected by the mailing of process or other papers in connection with any such action in the manner provided for in Section 7.3 or in such other manner as may be lawful, and that service in such manner shall constitute valid and sufficient service of process.

7.15 Attorney’s Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all reasonable fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

7.16 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

7.17 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

Signature Page to Voting Agreement

7.18 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(signature page follows)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

CVENT, INC.
a Delaware corporation

By:	/s/ Rajeev K. Aggarwal
Name:	Rajeev K. Aggarwal
Title:	Chief Executive Officer

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

INVESTOR STOCKHOLDER

GREENSPRING GLOBAL PARTNERS IV-A, L.P.

By: Greenspring General Partner IV, L.P,
By: Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title;	CFO

GREENSPRING GLOBAL PARTNERS IV-B, L.P.

By: Greenspring General Partner IV, L.P.
By: Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

GREENSPRING GLOBAL PARTNERS IV-C, L.P.

By: Greenspring General Partner IV, L.P.
By: Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

GREENSPRING CROSSOVER VENTURES I, L.P.

By: Greenspring Crossover Ventures I GP, L.P.
By: Greenspring Crossover Ventures I GP, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

INVESTOR STOCKHOLDER

INSIGHT VENTURE PARTNERS VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title: Vice President

INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

INVESTOR STOCKHOLDER

NEW ENTERPRISE ASSOCIATES 13, LIMITED PARTNERSHIP

By:	NEA Partners 13, Limited Partnership General Partner
By:	NEA 13 GP, LTD General Partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief Legal Officer

NEA VENTURES 2011, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Vice President

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Rajeev Aggarwal
(Print name of Other Stockholder)

/s/ Rajeev Aggarwal
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Charles V. Ghoorah
(Print investor name)

/s/ Charles V. Ghoorah
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

MARIA LAURA ACEBAL
(Print investor name)

/s/ MARIA LAURA ACEBAL
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Scott Ackley
(Print name of Other Stockholder)

/s/ Scott Ackley
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Manjula Aggarwal
(Print name of Other Stockholder)

/s/ Manjula Aggarwal
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Edward J. Mathias
(Print investor name)

/s/ Edward J. Mathias
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Robert Anderson
(Print name of Other Stockholder)

/s/ Robert Anderson
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Avatar Capital-Cvent LLC
(Print investor name)

/s/ Roger A. Sawhney
(Signature)

Roger A. Sawhney
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Avcap-Cvent LLC
(Print investor name)

/s/ Roger A. Sawhney
(Signature)

Roger A. Sawhney
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Siddhartha Banerjee
(Print investor name)

/s/ Siddhartha Banerjee
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

SANJU BANSAL
(Print investor name)

/s/ SANJU BANSAL
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Danielle Scheer Barr
(Print name of Other Stockholder)

/s/ Danielle Scheer Barr
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Stephen M. Beamer
(Print name of Other Stockholder)

/s/ Stephen M. Beamer
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

BIRCHMERE VENTURES II LP
(Print investor name)

By: BV Management II LP, its general partner
By: BV Holdings, LLC, its general partner

By:	/s/ Ned Renzi
(Signature)

Name:	Ned Renzi
(Print name of signatory, if signing for an entity)

Title:	Partner
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

CHRISTINA S. CADAY
(Print name of Other Stockholder)

/s/ CHRISTINA S. CADAY
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Aaron Carlo
(Print name of Other Stockholder)

/s/ Aaron Carlo
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

JENNY CHEN
(Print name of Other Stockholder)

/s/ JENNY CHEN
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

CIZ-Cvent
(Print investor name)

/s/ Andrew Sachs
(Signature)

Andrew Sachs
(Print name of signatory, if signing for an entity)

President
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Elizabeth D Cho AKA CROWDER
(Print name of Other Stockholder)

/s/ Elizabeth D Cho AKA CROWDER
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Cvent Investors I LLC
(Print investor name)

/s/ Roger A. Sawhney
(Signature)

ROGER A. SAWHNEY
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Cvent Investors II LLC
(Print investor name)

/s/ Roger A. Sawhney
(Signature)

ROGER A. SAWHNEY
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Lynette L Cox
(Print investor name)

/s/ Lynette L Cox
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

William W. Davis, Sr.
(Print investor name)

/s/ William W. Davis, Sr.
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

WENQING DENG
(Print name of Other Stockholder)

/s/ WENQING DENG
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

John DeSarbo
(Print name of Other Stockholder)

/s/ John DeSarbo
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Eric T. Eden
(Print name of Other Stockholder)

/s/ Eric T. Eden
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

RAJIV ENAND
(Print name of Other Stockholder)

/s/ RAJIV ENAND
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Todd Fein
(Print name of Other Stockholder)

/s/ Todd Fein
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Peter Floros
(Print name of Other Stockholder)

/s/ Peter Floros
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

DANIEL C. GEDACHT
(Print name of Other Stockholder)

/s/ DANIEL C. GEDACHT
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

ANDREA GHOORAH
(Print investor name)

/s/ ANDREA GHOORAH
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Robert Ghoorah
(Print investor name)

/s/ Robert Ghoorah
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Global Internet Ventures, LLC
(Print investor name)

/s/ William N. Melton

William N. Melton
(Print name of signatory, if signing for an entity)

Director
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

GREENOAKS VENTURES LLC
(Print investor name)

/s/ Nitin T. Mehta
(Signature)

NITIN T. MEHTA
(Print name of signatory, if signing for an entity)

MANAGER
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Carl F. Hilker III
(Print name of Other Stockholder)

/s/ Carl F. Hilker III
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Ana Ramaswamy Hite
(Print name of Other Stockholder)

/s/ Ana Ramaswamy Hite
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

David H. Holtzman
(Print investor name)

/s/ David H. Holtzman
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Nancy Huang
(Print name of Other Stockholder)

/s/ Nancy Huang
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Yuwen Hwang
(Print name of Other Stockholder)

/s/ Yuwen Hwang
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Leena Jobanputra
(Print name of Other Stockholder)

/s/ Leena Jobanputra
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

John W. Judge
(Print name of Other Stockholder)

/s/ John W. Judge
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Amanda Goldblatt
(Print name of Other Stockholder)

/s/ Amanda Goldblatt
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Brian Kosem
(Print name of Other Stockholder)

/s/ Brian Kosem
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Thomas G Kramer
(Print name of Other Stockholder)

/s/ Thomas G Kramer
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Eric Lail
(Print name of Other Stockholder)

/s/ Eric Lail
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Edward Lang
(Print name of Other Stockholder)

/s/ Edward Lang
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Daniel C Lapus
(Print name of Other Stockholder)

/s/ Daniel C Lapus
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Suzanne E. Lowe
(Print name of Other Stockholder)

/s/ Suzanne E. Lowe
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Yunmei Lu
(Print name of Other Stockholder)

/s/ Yunmei Lu
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Michael Lu
(Print name of Other Stockholder)

/s/ Michael Lu
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Brian Ludwig
(Print name of Other Stockholder)

/s/ Brian Ludwig
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

BHARET MALHOTRA
(Print name of Other Stockholder)

/s/ BHARET MALHOTRA
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

MICROSTRATEGY INCORPORATED *
(Print name of Other Stockholder)

/s/ DOUGLAS K. THEDE
(Signature)

DOUGLAS K. THEDE
(Print name of signatory, if signing for an entity)

EVP, FINANCE & CFO
(Print title of signatory, if signing for an entity)

*	SUCCESSOR TO AVENTINE

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Roger Mody
(Print name of Other Stockholder)

/s/ Roger Mody
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

MORGAN E. O’BRIEN
(Print investor name)

/s/ Morgan E. O’Brien
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Christopher S. Palmisano
(Print name of Other Stockholder)

/s/ Christopher S. Palmisano
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR STOCKHOLDER

MARSHA S. PINSON
(Print investor name)

/s/ MARSHA S. PINSON
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

William Lewis Pipkin
(Print name of Other Stockholder)

/s/ William Lewis Pipkin
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Gregory R Pobst
(Print name of Other Stockholder)

/s/ Gregory R Pobst
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Robert J. Pron
(Print name of Other Stockholder)

/s/ Robert J. Pron
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Juan P. Pulido
(Print name of Other Stockholder)

/s/ Juan P. Pulido
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

ANIL PUNYAPU
(Print name of Other Stockholder)

/s/ ANIL PUNYAPU
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

David Quattrone
(Print name of Other Stockholder)

/s/ David Quattrone
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

REGGIE AND DHARINI AGGARWAL IRREVOCABLE TRUST (2011)
(Print name of Other Stockholder)

/s/ SANJEEV AGGARWAL
(Signature)

SANJEEV AGGARWAL
(Print name of signatory, if signing for an entity)

TRUSTEE
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

REGGIE AGGARWAL GRANTOR RETAINED ANNUITY TRUST
(Print name of Other Stockholder)

/s/ SANJEEV AGGARWAL
(Signature)

SANJEEV AGGARWAL
(Print name of signatory, if signing for an entity)

TRUSTEE
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

NANCY P. ROSENBAUM
(Print name of Other Stockholder)

/s/ NANCY P. ROSENBAUM
(Signature)

NANCY P. ROSENBAUM
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Roger A. Sawhney
(Print name of Other Stockholder)

/s/ Roger A. Sawhney
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Sanjeev K. Bansal Grantor Retained Annuity Trust
(Print name of Other Stockholder)

/s/ Sanju Bansal
(Signature)

Sanju Bansal
(Print name of signatory, if signing for an entity)

Trustee
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

Ajay B. Shah and Lata K. Shah as Trustees of The Ajay B. Shah & Lata K. Shah 1996 Trust, DTD 5/28/96
(Print investor name)

/s/ LATA K. SHAH	/s/ AJAY SHAH
(Signature)

LATA K. SHAH	AJAY SHAH
(Print name of signatory, if signing for an entity)

Trustee	Trustee
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Nimisha Shah
(Print name of Other Stockholder)

/s/ Nimisha Shah
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Kerry Shannon (Ott)
(Print name of Other Stockholder)

/s/ Kerry Shannon (Ott)
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

PAUL S. SHERBACOW
(Print investor name)

/s/ PAUL S. SHERBACOW
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Saurabh Singh
(Print name of Other Stockholder)

/s/ Saurabh Singh
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Spencer Anders Smith
(Print name of Other Stockholder)

/s/ Spencer Anders Smith
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Kenneth P. Sommer
(Print name of Other Stockholder)

/s/ Kenneth P. Sommer
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

DWAYNE SYE
(Print name of Other Stockholder)

/s/ DWAYNE SYE
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

SYS Ventures LLC
(Print investor name)

/s/ JAY S. CHAUDHRY
(Signature)

JAY S. CHAUDHRY
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

ASHOK K. TRIVEDI
(Print investor name)

/s/ ASHOK K. TRIVEDI
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

LINDA A. TRUDE
(Print investor name)

/s/ LINDA A. TRUDE
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

DAVID J. WADDEN
(Print name of Other Stockholder)

/s/ DAVID J. WADDEN
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

SUNIL WADHWANI
(Print investor name)

/s/ SUNIL WADHWANI
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Eric Wallace
(Print name of Other Stockholder)

/s/ Eric Wallace
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

PRIOR INVESTOR STOCKHOLDER

ADIL ZAINULBHAI
(Print investor name)

/s/ ADIL ZAINULBHAI
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

William W. Davis, Sr., Living Trust
(Print name of Other Stockholder)

/s/ William W. Davis
(Signature)

William W. Davis, Sr., Living Trust
(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Brian Pirkle
(Print name of Other Stockholder)

/s/ Brian Pirkle
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Kristin Schellhase
(Print name of Other Stockholder)

/s/ Kristin Schellhase
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Emily Anne Shapiro
(Print name of Other Stockholder)

/s/ Emily Anne Shapiro
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

LACEY D. CAMPBELL
(Print name of Other Stockholder)

/s/ LACEY D. CAMPBELL
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Barry I. Wamack
(Print name of Other Stockholder)

/s/ Barry I. Wamack
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

LOUIS FORD
(Print name of Other Stockholder)

/s/ LOUIS FORD
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Jason J. Wooten
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/s/ Jason J. Wooten
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Gurpreet W. Singh
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/s/ Gurpreet W. Singh
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Jonathan Rouhafzai
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/s/ Jonathan Rouhafzai
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

ASHISH ARORA
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/s/ ASHISH ARORA
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

David Abelman
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/s/ David Abelman
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Elizabeth Strubilla
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/s/ Elizabeth Strubilla
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Katherine A Dyt
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/s/ Katherine A Dyt
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

MAREK HEJMO
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/s/ MAREK HEJMO
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Marion O. Phillips
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/s/ Marion O. Phillips
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

MEAGAN CULLEN
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/s/ MEAGAN CULLEN
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Richard Simms
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/s/ Richard Simms
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

EMMA BATSON
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/s/ EMMA BATSON
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Julia Lagace
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/s/ Julia Lagace
(Signature)

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The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

NAQIBULLAH NASSIRI
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/s/ NAQIBULLAH NASSIRI
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

MICHAEL PERRY
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/s/ MICHAEL PERRY
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

ANUJ SEHGAL
(Print name of Other Stockholder)

/s/ ANUJ SEHGAL
(Signature)

N/A
(Print name of signatory, if signing for an entity)

N/A
(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Scott C. Shores
(Print name of Other Stockholder)

/s/ Scott C. Shores
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Richard A. Solner
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/s/ Richard A. Solner
(Signature)

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Signature Page to Voting Agreement

Exhibit A

INVESTOR STOCKHOLDERS

Greenspring Global Partners IV-A, L.P.

Greenspring Global Partners IV-B, L.P.

Greenspring Global Partners IV-C, L.P.

Greenspring Crossover Ventures I, L.P.

Insight Venture Partners VII, L.P.

Insight Venture Partners (Cayman) VII, L.P.

Insight Venture Partners VII (Co-Investors), L.P.

Insight Venture Partners (Delaware) VII, L.P.

New Enterprise Associates 13, Limited Partnership

NEA Ventures 2011, Limited Partnership

Exhibit B

PRIOR INVESTOR STOCKHOLDERS

Sanju K. Bansal

Charles Ghoorah

Andrea Ghoorah Sieminski

Robert Ghoorah

Rajeev K. Aggarwal

Birchmere Ventures II, LP

Marsha S Pinson

Global Internet Ventures LLC

Ashok K. Trivedi

Adil Zainulbhai

Edward Mathias

Morgan O’Brien

Roger Mody

SYS Ventures LLC

David Holtzman

Paul S. Sherbacow

Greenoaks Ventures LLC

Capital Investors II

Lynette Cox

Avatar Capital – Cvent LLC

Cvent Investors I LLC

Cvent Investors II LLC

Avcap – Cvent LLC

Sid Banerjee

Sunil Wadhwani

Ajay B. Shah & Lata K. Shah Trustees Of The Ajay B. Shah & Lata K. Shah 1996 Trust

Thomas Kramer

Dwayne Sye

Edward S. Lang

Maria Acebal

Linda Trude

David Quattrone

William Lewis Pipkin

Roger A. Sawhney

Exhibit C

OTHER STOCKHOLDERS

Scott M Ackley

Manjula Aggarwal

Robert Anderson

Aventine

Danielle Scheer Barr

Stephen Beamer

Christina Caday

Aaron Carlo

Jenny Chen

Elizabeth Crowder Cho

William W. Davis, Sr.

Wenqing Deng

John Desarbo

Eric Eden

Rajiv Enand

Todd M. Fein

Peter Floros

Daniel C. Gedacht

Carl F. Hilker, III

Ana Ramaswamy-Hite

Nancy Huang

Yu-Wen Hwang

Leena Jobanputra

John W. Judge

Amanda Goldblatt

Brian Kosem

Eric L. Lail

Daniel Lapus

Suzanne Lowe

May Lu

Michael Lu

Brian Ludwig

Bharet Malhotra

Christopher S. Palmisano

Gregory R. Pobst

Robert Pron

Juan Pablo Pulido

Anil Punyapu

Reggie and Dharini Aggarwal Irrevocable Trust (2011)

Reggie Aggarwal Grantor Retained Annuity Trust

Nancy Rosenbaum

Nimisha Shah

Sanjeev K. Bansal Grantor Retained Annuity Trust

Kerry Shannon Ott

Saurabh Singh

Spencer Anders Smith

Ken Sommer

David Wadden

Eric Wallace